Exhibit (g)(10)

SECOND AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED

DELEGATION AGREEMENT

This amendment, dated December 1, 2021 and effective with respect to the MassMutual Advantage Funds and each of its current series, MassMutual Emerging Markets Debt Blended Total Return Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Global Emerging Markets Equity Fund, and MassMutual Global Floating Rate Fund, only upon State Street Bank and Trust Company taking custody of its assets, is made to the AMENDED, RESTATED AND CONSOLIDATED DELEGATION AGREEMENT, dated as of January 1, 2008, as it may be amended, supplemented, restated or otherwise modified from time to time, by and among each open-end management investment company or other fund identified on the signature page hereto (each, a “Fund”), and STATE STREET BANK AND TRUST COMPANY (the “Delegate”) (the “Consolidated Agreement”). Capitalized terms not defined herein have the meanings ascribed to them in the Consolidated Agreement.

WHEREAS, the Funds and the Delegate wish to amend the Consolidated Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein the parties hereto agree as follows:

1)	The MassMutual Advantage Funds, a Massachusetts business trust organized as an open-end management investment company under the 1940 Act, on behalf of each of its individual series, as listed on amended Appendix A, is hereby added as a party to the Consolidated Agreement and delegates certain responsibilities concerning Foreign Assets to the Delegate.

2)	Section A. of Schedule D of the Consolidated Agreement is hereby amended as follows:

A.	Boards

Douglas Steele
Vice President – MassMutual Select Funds/MassMutual Premier Funds/
MassMutual Advantage Funds/MML Series Investment Fund/MML Series Investment Fund II
c/o MML Investment Advisers, LLC
1295 State Street
Springfield, MA 01111

With a copy to:

Secretary - MassMutual Select Funds/MassMutual Premier Funds/
MassMutual Advantage Funds/MML Series Investment Fund/MML Series Investment Fund II
1295 State Street
Springfield, MA 01111

MassMutual Select Cayman Global Allocation Fund I, Ltd.
c/o Maples Corporate Services Limited
P.O. Box 309
Ugland House
Grand Cayman
KY1-1104

With a copy to:

Secretary - MassMutual Select Funds
1295 State Street
Springfield, MA 01111

B. Delegate

State Street Bank and Trust Company
1 Iron Street
Boston, MA 02210
Attention: Client Manager, MassMutual

With a copy to:

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111
Attention: Fund Administration Legal Department

3)	Appendix A to the Consolidated Agreement is amended in its entirety and replaced with a new Appendix A annexed hereto.

4)	Miscellaneous

(a) Except as amended hereby, the Consolidated Agreement shall remain in full force and effect.

(b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed and delivered by their duly authorized officers as of the date first written above.

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Kevin Murphy
Name:	Kevin Murphy
Title:	Managing Director

MASSMUTUAL PREMIER FUNDS

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MASSMUTUAL SELECT FUNDS

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MASSMUTUAL ADVANTAGE FUNDS

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MML SERIES INVESTMENT FUND

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MML SERIES INVESTMENT FUND II

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MASSMUTUAL SELECT CAYMAN GLOBAL ALLOCATION FUND, LTD.

By:	/s/ Joseph E. Fallon
Name:	Joseph Fallon
Title:	Director

State of Connecticut

County of Hartford         ss. Enfield

On this the 3rd day of November, 2021, before me, Kimberly A. Siegel, the undersigned officer, personally appeared Joseph Fallon, Director, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

In witness whereof I hereunto set my hand.

/s/ Kimberly A. Siegel
Signature of Notary Public

Date Commission Expires: 10/31/24

Kimberly A. Siegel
Printed Name of Notary

Appendix A

As of December 1, 2021, this Appendix A forms a part of the Amended, Restated, and Consolidated Delegation Agreement dated as of January 1, 2008, as amended (the “Consolidated Agreement”) between State Street Bank and Trust Company, the MassMutual Select Cayman Global Allocation Fund I, Ltd., and each of the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II. As of December 1, 2021, this Appendix A supersedes any previous versions of said Appendix.

MASSMUTUAL SELECT FUNDS

MassMutual Blue Chip Growth Fund
MassMutual Diversified Value Fund
MassMutual Equity Opportunities Fund
MassMutual Fundamental Growth Fund
MassMutual Fundamental Value Fund
MassMutual Growth Opportunities Fund
MassMutual Mid Cap Growth Fund
MassMutual Mid Cap Value Fund
MassMutual Overseas Fund
MassMutual Small Cap Growth Equity Fund
MassMutual Small Cap Value Equity Fund
MassMutual Small Company Value Fund
MassMutual Strategic Bond Fund
MassMutual Total Return Bond Fund
MassMutual Select BlackRock Global Allocation Fund
MM MSCI EAFE® International Index Fund
MM Russell 2000® Small Cap Index Fund
MM S&P 500® Index Fund
MM S&P® Mid Cap Index Fund
MassMutual 20/80 Allocation Fund
MassMutual 40/60 Allocation Fund
MassMutual 60/40 Allocation Fund
MassMutual 80/20 Allocation Fund
MassMutual RetireSMARTSM by JP Morgan 2020 Fund
MassMutual RetireSMARTSM by JP Morgan 2025 Fund
MassMutual RetireSMARTSM by JP Morgan 2030 Fund
MassMutual RetireSMARTSM by JP Morgan 2035 Fund
MassMutual RetireSMARTSM by JP Morgan 2040 Fund
MassMutual RetireSMARTSM by JP Morgan 2045 Fund
MassMutual RetireSMARTSM by JP Morgan 2050 Fund
MassMutual RetireSMARTSM by JP Morgan 2055 Fund
MassMutual RetireSMARTSM by JP Morgan 2060 Fund
MassMutual RetireSMARTSM by JP Morgan In Retirement Fund
MM Equity Asset Fund
MassMutual Select T. Rowe Price Retirement 2005 Fund
MassMutual Select T. Rowe Price Retirement 2010 Fund
MassMutual Select T. Rowe Price Retirement 2015 Fund
MassMutual Select T. Rowe Price Retirement 2020 Fund
MassMutual Select T. Rowe Price Retirement 2025 Fund
MassMutual Select T. Rowe Price Retirement 2030 Fund
MassMutual Select T. Rowe Price Retirement 2035 Fund
MassMutual Select T. Rowe Price Retirement 2040 Fund

MassMutual Select T. Rowe Price Retirement 2045 Fund
MassMutual Select T. Rowe Price Retirement 2050 Fund
MassMutual Select T. Rowe Price Retirement 2055 Fund
MassMutual Select T. Rowe Price Retirement 2060 Fund
MassMutual Select T. Rowe Price Retirement Balanced Fund
MassMutual Select T. Rowe Price Bond Asset Fund
MassMutual Select T. Rowe Price Emerging Markets Bond Fund
MassMutual Select T. Rowe Price International Equity Fund
MassMutual Select T. Rowe Price Large Cap Blend Fund
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
MassMutual Select T. Rowe Price Real Assets Fund
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

MASSMUTUAL PREMIER FUNDS

MassMutual Balanced Fund
MassMutual Core Bond Fund
MassMutual Disciplined Growth Fund
MassMutual Disciplined Value Fund
MassMutual Diversified Bond Fund
MassMutual Global Fund
MassMutual High Yield Fund
MassMutual Inflation-Protected and Income Fund
MassMutual International Equity Fund
MassMutual Main Street Fund
MassMutual Short-Duration Bond Fund
MassMutual Small Cap Opportunities Fund
MassMutual Strategic Emerging Markets Fund
MassMutual U.S. Government Money Market Fund

MASSMUTUAL ADVANTAGE FUNDS

MassMutual Emerging Markets Debt Blended Total Return Fund
MassMutual Global Credit Income Opportunities Fund
MassMutual Global Emerging Markets Equity Fund
MassMutual Global Floating Rate Fund

MML SERIES INVESTMENT FUND

MML Aggressive Allocation Fund
MML American Funds Core Allocation Fund
MML American Funds Growth Fund
MML American Funds International Fund
MML Balanced Allocation Fund
MML Blue Chip Growth Fund
MML Conservative Allocation Fund
MML Equity Income Fund
MML Equity Index Fund
MML Focused Equity Fund
MML Foreign Fund

MML Fundamental Equity Fund
MML Fundamental Value Fund
MML Global Fund
MML Growth Allocation Fund
MML Growth & Income Fund
MML Income & Growth Fund
MML International Equity Fund
MML Large Cap Growth Fund
MML Managed Volatility Fund
MML Mid Cap Growth Fund
MML Mid Cap Value Fund
MML Moderate Allocation Fund
MML Small Cap Growth Equity Fund
MML Small Company Value Fund
MML Small/Mid Cap Value Fund
MML Total Return Bond Fund

MML SERIES INVESTMENT FUND II

MML Blend Fund
MML Dynamic Bond Fund
MML Equity Fund
MML Equity Momentum Fund
MML Equity Rotation Fund
MML High Yield Fund
MML Inflation-Protected and Income Fund
MML iShares® 60/40 Allocation Fund
MML iShares® 80/20 Allocation Fund
MML Managed Bond Fund
MML Short-Duration Bond Fund
MML Small Cap Equity Fund
MML Special Situations Fund
MML Strategic Emerging Markets Fund
MML U.S. Government Money Market Fund

MASSMUTUAL SELECT CAYMAN GLOBAL ALLOCATION FUND I, LTD.